Prepayments and Other Current Assets (Details) ¥ in Thousands, $ in Thousands		Sep. 30, 2022 CNY (¥)	Sep. 30, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Prepayments and Other Current Assets
Prepayments for revenue sharing cost	[1]	¥ 872,959		¥ 1,117,431
Inventories, net		533,561		455,767
Prepayments for sales tax		412,345		523,282
Prepayments of marketing and other operational expenses		134,064		181,764
Prepayments to inventory suppliers		93,097		94,746
Interest income receivable		80,221		10,927
Loans to investees or ongoing investments		55,284		68,681
Prepayments for content cost		53,099		73,496
Deposits		29,723		106,555
Prepayments/receivables relating to jointly invested content		27,011		36,246
Others		91,123		138,153
Total		¥ 2,382,487	$ 334,926	¥ 2,807,048

[1]	App stores retain commissions on each purchase made by the users through the App stores. The Group is also obligated to pay ongoing licensing fees in form of royalties to the third-party game developers. Licensing fees consist of fees that the Group pays to content owners for the use of licensed content, including trademarks and copyrights, in the development of games. Licensing fees are either paid in advance and recorded on the balance sheets as prepayments or accrued as incurred and subsequently paid. Additionally, the Group defers the revenue from licensed mobile games over the estimated average playing period of paying players given that there is an implied obligation to provide on-going services to end-users. The related direct and incremental platform commissions are deferred and reported in “Prepayments and Other Current Assets” on the unaudited interim condensed consolidated balance sheets.